Exhibit 99.1

S1 Corporation Investor Presentation August 2011 Copyright (c) 2011. S1 Corporation. All rights reserved. 1

This presentation contains forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements, including without limitation statements and projections regarding our revenue, expenses, Adjusted EBITDA, revenue backlog, capital expenditures, earnings per share, product development projects, future economic performance, management objectives or any transaction with Fundtech Ltd., are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ materially from those contemplated by the forward-looking statements. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission ("SEC"). For a detailed discussion of these risk factors, please review the Company's filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, our Quarterly Reports on Form 10-Q for the quarters ended March 30, 2011 and June 30, 2011, and subsequent filings. Except as required by law, the Company will not update forward-looking statements over the course of future periods. For questions related to this information, please contact Paul Parrish, Chief Financial Officer, at 404-923-3500 or paul.parrish@S1.com. Copyright (c) 2011. S1 Corporation. All rights reserved. 2 Forward Looking Statements

S1 Value Proposition Copyright (c) 2011. S1 Corporation. All rights reserved. 3 Global leader in payments and financial services software solutions for 20+ years: Payments Online Banking Branch Banking Best-in-class technology with strong investments in research & development Diversified customer base and geographic footprint: >3,000 customers in 75+ countries Long-term customer relationships Recurring revenue generated from support and maintenance, hosting applications in our data center, and electronic bill payment services Revenue backlog was $65.3 million as of June 30, 2011, an increase of 35% from June 30, 2010 2011 financial guidance (as of August 1, 2011) Revenue: $240 million - $250 million Adjusted EBITDA*: $27 million - $31 million Proposed merger with Fundtech creates industry leader in payments and transaction banking solutions * See Non-GAAP Measures in Appendix.

SONE: Capital Markets Summary Copyright (c) 2011. S1 Corporation. All rights reserved. 4 NASDAQ: SONE Share Price (August 11, 2011) $8.91 Market Cap (August 11, 2011) $477.6M 2011 Gross Revenue for Six Months, June 30, 2011 $121.2M 2011 Adjusted EBITDA* for Six Months, June 30, 2011 $14.4M 2011 Cash flow from operations for Six Months, June 30, 2011 $16.9M Shares Outstanding (June 30, 2011) 53.6M Cash (June 30, 2011) $71.7M * See Non-GAAP Measures in Appendix.

Key Themes - Q2 2011 Strong year over year revenue growth: 22% (total Company) and 32% (excluding Custom Projects) Added eight new customers Sales Bookings (trailing six months) Payments and Banking: Large FI segments (ex Custom Projects) 8% increase to $54.1 million as of 6/30/11 from $49.9 million as of 6/30/10 Revenue Backlog 35% increase to $65.3 million as of 6/30/11 from $48.2 million as of 6/30/10 Shift in business model behind us Balance Sheet: $71.7 million in cash and cash equivalents as of 6/30/11 Raised 2011 financial guidance Copyright (c) 2011. S1 Corporation. All rights reserved. 5 Revenue (CHART) In millions US$ (CHART) In millions US$ Adjusted EBITDA* * See Non-GAAP Measures in Appendix.

Strength in Diversified Revenue Streams - 1H 2011 Copyright (c) 2011. S1 Corporation. All rights reserved. 6 (CHART) Payments Banking: Community Financial Institution Banking: Large Financial Institution* (CHART) Software Licenses Hosting Support & Maintenance Professional Services * Excludes revenue from Custom Projects

Payments Segment - A Growth Engine Copyright (c) 2011. S1 Corporation. All rights reserved. 7 ATM Driving Card Management Merchant Acquiring Retail Payments Significant Growth Opportunity $34.2 million 1H 2011 Revenue Top 600 banks in the world Top 500 retailers in the world Regional and National networks ATM processors Merchant acquirers Card associations 2 of the world's largest ATM network owners 4 of the world's top 10 brands 7 of the top 25 banks in the Middle East 33 banks in 11 countries in Latin America Top 4 banks in South Africa World's largest issuer of private label cards One of the world's largest card issuers 6 of the top 10 UK retailers 8 of the top 10 retailers in South Africa Largest retailer in Asia outside of Japan World's largest courier company Serviceable Market Size: ~$1B annually Over 350 customers in 75+ countries (CHART)

Payments Segment – Market Drivers & S1 Advantages

Market Drivers

- Legacy systems replacement cycle in progress
  - Movement to open systems
  - Some legacy vendors no longer in business
  - In-house systems developers approaching retirement
- Regulations
  - EMV continues to drive opportunity
  - PCI drives retailers to hosted environment
  - Security regulations keep evolving
- New sources of revenue and cost optimization
- Globalization

Competitive Advantages

- World's leading open systems payment switch
- Proven solution – 15 years experience with open systems
- Best-in-class technology with strong R&D capabilities
  - Advanced functionality
  - Smooth upgrade path
  - High availability – 99.999% – true application level active-active technology
  - Proven scalability – 1,000+ transactions per second
  - Mature software developments kit (SDK)
  - Legacy system conversion expertise and migration tools

Copyright © 2011. S1 Corporation. All rights reserved.
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Payments Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 9 Revenue (CHART) In millions US$ (CHART) In millions US$ Adjusted EBITDA* Sales Bookings (trailing six months) Increase to $22.7 million as of 6/30/11 from $22.5 million as of 6/30/2010 Revenue Backlog 62% YOY increase to $21.1 million as of 6/30/11 from $13.0 million as of 6/30/2010 Added three new customers: A top 20 (by membership) credit union in the USA One of the largest companies in India for its ATM processing operation A specialty retailer in the UK with more than 700 stores Q2 2011 Highlights * See Non-GAAP Measures in Appendix.

Banking: Large FI Segment

Corporate Online | Trade Finance Online | Business Online | Consumer Online | Mobile

Serviceable Market Size: ~$1B annually

- Top 600 financial institutions in the world
- Hosted & On-premise solutions
- Targeting specific regions:
  - United States
  - Western Europe
  - Middle East
  - South East Asia


40%

$43.1 million
1H 2011 Revenue
(excludes Custom Projects)

Customer include

- 8 of the top 15 USA banks
- 5 of the top 6 banks in Canada
- 2 of the top 10 banks in Europe
- Largest bank in Japan
- Largest bank in Singapore
- Largest bank in Jordan
- Second largest bank in China
- Largest banking group in Colombia
- 2 of the top 3 banks in Thailand

Cross-Sell & Margin Expansion Opportunity

Winding down Custom Projects (State Farm and an international branch customer). Business with State Farm expected to be completed by end of 2011. Adjusted EBITDA* from Custom Projects used in part to make investments to better position S1 for long-term success.

* See Non-GAAP Measures in Appendix.

Copyright © 2011. S1 Corporation. All rights reserved.
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Banking: Large FI Segment - Market Drivers & S1 Advantages Increased adoption of online and mobile channels Emphasis on treasury and cash management services Emerging small business segments Corporate clients Streamline costs through application consolidation and automation Heightened security awareness and threats Increased regulatory and compliance pressures Convergence of online banking and payments Market leader in corporate online banking solutions Superior, customizable technology Tailored banking services (class of service): Custom solutions to address corporate, small business and consumer markets Comprehensive payment capabilities - support over 100% payment types worldwide Strong mobile channel integration with Online Banking Out-of-band authentication Out-of-band authorization Payment approval Recognized by Aite, Celent, Greenwich Associates Copyright (c) 2011. S1 Corporation. All rights reserved. 11 Market Drivers Competitive Advantages

Banking: Large FI Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 12 Revenue (CHART) Revenue (excl Custom Projects) (CHART) In millions US$ In millions US$ Sales Bookings* (trailing six months) 15% increase to $31.4 million as of 6/30/11 from $27.4 million as of 6/30/10 Revenue Backlog* 25% increase to $44.2 million as of 6/30/11 from $35.2 million as of 6/30/10 Added a top 25 bank in the USA Strong cross-sales into existing customer base A top 5 bank in the USA The largest bank in Singapore The largest bank in Malaysia Q2 2011 Highlights *Excludes Custom Projects

Banking: Community FI Segment

Business Banking | **Consumer Banking** | **Voice Banking** | **Mobile Banking** | **Branch & Teller**

Serviceable Market Size: ~$600M annually

- Online Banking
  - Banks & credit unions in US with assets < $5B
  - Number of banks: ~7,807
  - Number of credit unions: ~7,725
  - Top 25% is our targeted serviceable market
- Branch Banking
  - $10B+ in assets - direct sales
  - < $10B in assets - channel sales


29%

$31.7 million
1H 2011 Revenue

Customers in the USA only

- > 200 business banking
- > 300 consumer banking
- > 450 voice banking
- > 35 mobile banking
- > 950 branch banking
- > 90,000 teller lanes

Recurring Revenue and Margin Expansion Opportunity

Copyright © 2011. S1 Corporation. All rights reserved.
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Banking: Community FI Segment - Market Drivers & S1 Advantages Online Banking Increased adoption of online and mobile banking Continued pressure to compete with big banks Heightened security awareness and threats Branch Banking Obsolete technology Cost reduction Remove servers from the branches Paperless branches - image capture Online Banking Multi-channel solution Highly advanced and configurable technology Substantial integration possibilities Payments and online banking Mobile banking and payments Branch Banking High customer satisfaction Significant presence in US market Integrated teller and sales & service platform Proven capability to integrate with different core systems Copyright (c) 2011. S1 Corporation. All rights reserved. 14 Market Drivers Competitive Advantages

Banking: Community FI Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 15 Revenue (CHART) (CHART) Adjusted EBITDA* In millions US$ In millions US$ Segment generated positive Adjusted EBITDA* for the third consecutive quarter Added four new customers New branch customer Three new credit union customers > 240 instances of new platform roll-out for Internet Banking (Retail & Business) Voice Banking Mobile Banking Conversions are rolling-out according to plan Additional investment costs still projected to wind-down during 2011 Q2 2011 Highlights * See Non-GAAP Measures in Appendix.

(CHART) (CHART) Financial Overview Copyright (c) 2011. S1 Corporation. All rights reserved. 16 In thousands US$ (except share data) 6/30/2011 12/31/2010 Assets Current Assets: Cash & cash equivalents $ 71,720 $61,917 Accounts receivable, net 54,349 44,370 Prepaid Expenses 4,612 4,827 Other current assets 8,759 6,612 Total current assets 139,440 117,726 Total assets $ 327,113 $ 309,653 Liabilities & Stockholders' Equity Total current liabilities 80,346 68,883 Other liabilities 3,084 3,157 Total liabilities $ 83,430 $ 72,040 Total Stockholders' Equity 243,683 237,613 Total liabilities and Stockholders' Equity $ 327,113 $ 309,653 Common shares issued and outstanding 53,926,731 53,317,063 Revenue (CHART) Adjusted EBITDA* Revenue (ex Custom Projects) In millions US$ * See Non-GAAP Measures in Appendix.

Market Share Gains Copyright (c) 2011. S1 Corporation. All rights reserved. 17 Added 42 new customers in 2010 and 17 new customers in the first half of 2011 Since 2009, we have signed 22 customers of our most direct competitor including Three of the top 25 banks in the USA A payments network in the USA A core processor in the USA that processes payments for more than 390 banks The largest bank in Singapore The largest payment card issuer bank in Thailand The largest payments network in Colombia A top 3 bank in Colombia Three building societies in Australia Two banks in the Philippines The second largest retailer in the UK These 22 customers have contributed approximately $21.1 million to our revenue growth in 2010, and $16.3 million to our revenue growth in the 1H 2011

Merger with Fundtech Creating Industry Leader of Payments and Transaction Banking Solutions Copyright (c) 2011. S1 Corporation. All rights reserved. 18

Transaction Summary Creates industry leader of payments and transaction banking solutions Accretive transaction with anticipated annualized cost savings of approximately $12 million by the end of 2012, fully realizable in 2013 Significant cross-sell opportunities with the world's largest banking customers Enhances global footprint in key growth markets Elevates combined company to strategic partner status Establishes platform to accelerate revenue growth and increase profitability Combined strong balance sheet Complementary corporate cultures Very positive feedback from our customers and prospects Copyright (c) 2011. S1 Corporation. All rights reserved. 19

Value Proposition Creates a compelling leadership position in the transaction banking industry Best-of-breed Suite of payments products (cards, ACH, SWIFT, retail, small business, corporate, mobile) End-to end cash management solutions Trade solutions Innovative approach to business and technology Highly reputable and customer-centric culture Establishes platform for accelerating growth and profitability Complementary products serving the needs of customers across the globe Combined customer bases provide significant cross-sell opportunities Combined entity creates a larger platform and balance sheet to make acquisitions Significant opportunities to realize expense synergies and margin expansion Combined entity added 75 new customers in 2010 and 35 in the 1H 2011 Enhances global presence, leveraging both parties' geographic strengths Combined revenue for 2010 derived 61% from USA and 39% from international Builds depth and expands market opportunities worldwide Copyright (c) 2011. S1 Corporation. All rights reserved. 20

Leader in Payments & Transaction Banking

Combined entity provides a comprehensive suite of payments and transaction banking solutions serving the needs of financial institutions, corporations, merchants and processors across the globe.

Transaction Banking Suite					
Payments			Electronic Banking Software		
High Value (Wires)	Low Value (ACH)	Financial Messaging (SWIFT & RTGS)	Financial Supply Chain	Business Banking	Corporate Cash Management
Foreign Exchange	Payment Service Hub	ATM	Retail Banking	Mobile Banking	Voice Banking
Retail Payments	Card Management	Merchant Acquiring	Trade Finance	Branch	

S1 | Fundtech

Copyright © 2011. S1 Corporation. All rights reserved.

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Strong Platform for Growth (1) 2011 based on midpoint of previously provided 2011 financial guidance (2) Excluding revenue from Custom Projects (CHART) $229.9 $264.8 $298.3 $304.6 $323.4 CAGR: 10.8% (2) 2006 - 2011 Combined Revenue Growth 6 Months 2011 Pro Forma Combined Revenue Growth (CHART) (2) $152.5 $186.7 22.6% (1) (1) Copyright (c) 2011. S1 Corporation. All rights reserved. 22

Global Customer Base Shared 4,000+ customers 15 out of top 20 banks worldwide The top 10 US banks 33 banks in Latin America 4 of the world's top 10 brands 6 of the top 10 retailers in the UK 2 of the world's largest ATM networks 13 of the top 15 sub-Saharan African banks Copyright (c) 2011. S1 Corporation. All rights reserved. 23

Increasing Depth of Global Reach

This transaction establishes a financial technology leader of global scale and one that delivers products and services using local, in-market resources.

Geography – 16 locations, 5 continents



Germany
Switzerland
Belgium
United Kingdom
Ireland
United States
Wales
Colombia
Israel
Singapore
Australia
U.A.E.
India
Kenya
South Africa
Shared Geography
Unique to S1, cross-sell opportunity for Fundtech
Unique to Fundtech, cross-sell opportunity for S1

Copyright © 2011. S1 Corporation. All rights reserved.

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Financial Highlights Enhanced financial position Pro forma combined 2011 revenue expected to be approximately $385.5 million1 Diversified revenue across multiple complementary business segments Strong cash generation from operations Accretive transaction Expected to be accretive to S1's 2012 non-GAAP earnings per share2 Eliminates Fundtech's low liquidity "penalty" Anticipate annualized pre-tax cost savings of approximately $12 million by end of 2012, fully realizable in 2013 Significant cross-sell opportunities to accelerate revenue growth Strong balance sheet Pro forma combined cash, cash equivalents, and marketable securities of approximately $147.9 million as of June 30, 2011 No debt (1) Based on midpoint of previously provided 2011 financial guidance (excludes revenue from Custom Projects) (2) Excludes purchase accounting adjustments to deferred revenues as well as stock-based compensation expenses, amortization of intangibles, one-time charges including integration costs and other non-cash charges. Copyright (c) 2011. S1 Corporation. All rights reserved. 25

S1 Investment Rationale Copyright (c) 2011. S1 Corporation. All rights reserved. 26 Global leader in payments and financial services software solutions for 20+ years: Payments Online Banking Branch Banking Best-in-class technology with strong investments in research & development Diversified customer base and geographic footprint: >3,000 customers in 50+ countries Long-term customer relationships Recurring revenue generated from support and maintenance, hosting applications in the data center, and electronic bill payment services Revenue backlog was $65.3 million as of June 30, 2011, an increase of 35% over the same timeframe last year 2011 Guidance (as of August 1, 2011) Gross Revenue: $240 million - $250 million Adjusted EBITDA*: $27 million - $31 million Experienced management team Proposed merger with Fundtech creates industry leader in payments and transaction banking solutions * See Non-GAAP Measures in Appendix.

Appendix Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 27

This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable U.S. GAAP equivalent of which is Net income for our consolidated results and Operating income for our segment results. We define Adjusted EBITDA as, in the case of our consolidated results, Net income plus interest and other expense (income), plus income taxes or, in the case of our segment results, Operating income, in each case adjusted for depreciation, amortization of intangibles, stock-based compensation expense and transaction related costs for the Fundtech merger. The revenue backlog and sales bookings measures are considered non-GAAP financial measures as defined by SEC Regulation G. Although we believe our presentation of non-GAAP financial measures provide useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with U.S. GAAP. The use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under U.S. GAAP and because they involve the exercise of management's judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement U.S. GAAP financial results. Our non-GAAP financial measures may be different from such measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is detailed in this Appendix. This presentation contains an estimate of revenue backlog for our Payments and Banking: Large Financial Institution segments which is defined as an estimate of revenue for software licenses, including term licenses, professional services, and hosting services, in each case as specified in executed contracts that we believe will be recognized in revenue over the next 12 months. The portion of the estimate from our Banking: Large Financial Institution segment does not include revenue associated with the State Farm business or the custom development for an international branch customer ("Custom Projects"). Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 28

Our estimate of revenue backlog requires substantial judgment of our management, is based on a number of assumptions, which may turn out to be inaccurate or wrong, and is subject to a number of factors and uncertainties, many of which are outside of our control. Such assumptions, factors and uncertainties include, but are not limited to, the following: Revenue for term licenses and hosting services are the annualized amount expected over the next 12 months as of the date presented; Foreign currency exchange rates are assumed to remain constant over the 12 month period for contracts stated in currencies other than the U.S. Dollar; Perpetual licenses and professional services are based on current estimates of project completion over the next 12 months; Our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition or general changes in economic conditions within their industries or geographic locations; We may experience delays in the development or delivery of products or services specified in customer contracts; and Our estimate is based on constant hosting transaction volumes, and changes in hosting transaction volumes may impact the amount of revenue actually recognized in future periods. Estimates of future financial results are inherently unreliable. Accordingly, there can be no assurance that the amounts included in our estimate of revenue backlog will be recognized over the next 12 months, or at all. Additionally, because our estimate of revenue backlog is an operating metric, it is not subject to the same level of internal review or control as a U.S. GAAP financial measure. We believe that presenting this estimate provides supplemental information and an alternative presentation useful to investors understanding trends in our business including the shift we have experienced towards recognizing more software license revenue using the percentage of completion method. Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 29

Reconciliation of Non-GAAP Measures: Three Months Ended 6/30/2011 Copyright (c) 2011. S1 Corporation. All rights reserved. 30 In thousands US$

Reconciliation of Non-GAAP Measures: Three Months Ended 3/31/2011 Copyright (c) 2011. S1 Corporation. All rights reserved. 31 In thousands US$

Reconciliation of Non-GAAP Measures: Three Months Ended 12/31/2010 Copyright (c) 2011. S1 Corporation. All rights reserved. 32 In thousands US$

Reconciliation of Non-GAAP Measures: Three Months Ended 9/30/2010 Copyright (c) 2011. S1 Corporation. All rights reserved. 33 In thousands US$

Reconciliation of Non-GAAP Measures: Three Months Ended 6/30/2010 Copyright (c) 2011. S1 Corporation. All rights reserved. 34 In thousands US$

Reconciliation of Non-GAAP Measures: Three Months Ended 3/31/2010 Copyright (c) 2011. S1 Corporation. All rights reserved. 35 In thousands US$

Additional Information and Where to Find It Additional Information and Where to Find It In connection with the proposed transaction with Fundtech, S1 has filed with the Securities and Exchange Commission ("SEC") a proxy statement and other relevant materials and Fundtech intends to file relevant materials with the SEC and other governmental or regulatory authorities, including an information statement. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT S1, FUNDTECH AND THE TRANSACTION. The proxy statement, information statement and certain other relevant materials (when they become available) and any other documents filed by S1 or Fundtech with the SEC may be obtained free of charge at the SEC's website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting S1's Investor Relations at (404) 923-3500 or by accessing S1's investor relations website at www.s1.com; or (ii) by contacting Fundtech's Investor Relations at (201) 946-1100 or by accessing Fundtech's investor relations website at www.fundtech.com. Investors are urged to read the proxy statement and information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction. Copyright (c) 2011. S1 Corporation. All rights reserved. 36

Additional Information and Where to Find It Participants in the Solicitation S1, Fundtech and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the transaction between the companies. Information about the executive officers and directors of S1 and the number of shares of S1's common stock beneficially owned by such persons is set forth in the proxy statement for S1's 2011 Annual Meeting of Stockholders which was filed with the SEC on April 8, 2011. Information about the executive officers and directors of Fundtech and the number of Fundtech's ordinary shares beneficially owned by such persons is set forth in the annual report on Form 20-F which was filed with the SEC on May 31, 2011. Investors may obtain additional information regarding the direct and indirect interests of S1, Fundtech and their respective executive officers and directors in the transaction by reading S1's proxy statement regarding the transaction with Fundtech filed with the SEC on August 3, 2011 and Fundtech's information statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Copyright (c) 2011. S1 Corporation. All rights reserved. 37